Exhibit 99.1

INTERNATIONAL ASSETS HOLDING CORPORATION REPORTS

2010 FISCAL FIRST QUARTER FINANCIAL RESULTS

New York, NY – February 16, 2010 – International Assets Holding Corporation (the ‘Company’; NASDAQ: IAAC) today announced its fiscal 2010 first quarter financial results. Certain financial metrics discussed in this press release are non-GAAP, reflecting marked-to-market differences in the Company’s Commodity & Risk Management Services segment. A reconciliation of those metrics to GAAP equivalents is provided in the table below, and further discussion of the use of non-GAAP metrics is provided in the Company’s Form 10-Q, to be filed with the Securities and Exchange Commission (“SEC”).

Sean O’Connor, CEO of International Assets, stated, “Market conditions remained challenging during the quarter and are likely to remain so during the short term. Despite these challenges, we are aggressively taking advantage of the current environment, our strong liquidity position and our international footprint to expand the depth and breadth of our franchise to drive returns in the longer term.”

International Assets Holding Corporation Summary Financials

	Three Months Ended December 31,
(Unaudited) (in millions, except share and per share amounts)	2009	2008	% Change
Total operating revenues	$59.6	$28.4	110%
Interest expense	2.5	2.3	9%

Net revenues	57.1	26.1	119%
Compensation and benefits	24.7	12.9	91%
Clearing and related expenses	18.4	4.4	318%
Other non-interest expenses	15.7	2.8	461%

Total non-interest expenses	58.8	20.1	193%

Income (loss) from operations, before tax	(1.7)	6.0	(a	)
Income tax (benefit) expense	(0.6)	2.5	(a	)

Net income (loss) before discontinued operations	(1.1)	3.5	(a	)
Loss from discontinued operations, net of tax	—	0.1	(100)%

Net income (loss) before extraordinary loss	(1.1)	3.4	(a	)
Extraordinary loss	(3.4)	—	(a	)

Net income (loss)	(4.5)	3.4	(a	)
Less: Net income (loss) attributable to noncontrolling interests	(0.3)	0.1	(a	)

Net income (loss) attributable to IAHC common shareholders	$(4.2)	$3.3	(a	)

Earnings per share:
Basic
Income (loss) from cont’d operations attributable to IAHC	$(0.05)	$0.37	(a	)
Extraordinary loss	$(0.20)	$—	(a	)

Net income (loss) attributable to IAHC	$(0.25)	$0.37	(a	)

Diluted
Income (loss) from cont’d operations attributable to IAHC	$(0.05)	$0.35	(a	)
Extraordinary loss	$(0.20)	$—	(a	)

Net income (loss) attributable to IAHC	$(0.25)	$0.35	(a	)

Weighted average number of common shares outstanding:
Basic	17,225,817	8,853,976	95%
Diluted	17,225,817	9,952,452	73%

Segmental operating revenues (non-GAAP) reconciliation:
Total operating revenues, as reported (GAAP)	59.6	28.4	110%
Gross marked-to-market adjustment	5.6	1.4	300%

Adjusted operating revenues (non-GAAP) (b)	65.2	29.8	119%

Represented by:
Commodity and Risk Management Services	29.0	7.7	277%
Foreign Exchange	13.1	5.4	143%
Securities	5.4	19.4	(72)%
Clearing and Execution Services	16.1	—	(a )
Other	2.2	(1.4)	(a )
Corporate unallocated	(0.6)	(1.3)	(54)%

Adjusted operating revenues (non-GAAP) (b)	65.2	29.8	119%

Net income (non-GAAP) reconciliation:
Net income (loss) attributable to IAHC as reported (GAAP)	(4.2)	3.3	(a )
Exclude extraordinary loss	3.4	—	(a )
Gross marked-to-market adjustment	5.6	1.4	300%
Pro forma tax effect at 37.5%	(2.1)	(0.5)	320%

Adjusted, Net income attributable to IAHC (non-GAAP) (c)	2.7	4.2	(36)%

Reconciliation of Net income (loss) before discontinued operations to adjusted EBITDA from continuing operations (non-GAAP)
Net income (loss) before discontinued operations (GAAP)	(1.1)	3.5	(a )
Income tax (benefit) expense	(0.6)	2.5	(a )
Depreciation and amortization	0.2	0.2	0%
Interest expense	2.5	2.3	9%
Gross marked-to-market adjustment	5.6	1.4	300%

Adjusted EBITDA from continuing operations (non-GAAP) (d)	6.6	9.9	(33)%

Consolidated financial statements for the Company will be included in the Company’s quarterly report on Form 10-Q to be filed with the SEC. The Form 10-Q will also be made available on the Company’s website at www.intlassets.com.

(a)	Comparison not meaningful.
(b)	Adjusted operating revenue is a non-GAAP measure that represents operating revenues adjusted by marked-to-market differences in the Company’s Commodity & Risk Management Services segment, as shown in the table. The table above reflects all reconciling items between the GAAP operating revenues and non-GAAP adjusted operating revenues. For a full discussion of management’s reasons for disclosing these adjustments, see ‘Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations’ in the Form 10-Q for the quarter ended December 31, 2009.
(c)	Adjusted, net income attributable to IAHC is a non-GAAP measure that represents net income adjusted by pro forma, after-tax marked-to-market differences in the Company’s Commodity & Risk Management Services segment and the extraordinary loss related to the decrease in net deferred tax assets related to the FCStone merger. The table above reflects all reconciling items between the GAAP net income (loss) attributable to IAHC and non-GAAP adjusted net income attributable to IAHC.
(d)	Adjusted EBITDA is a non-GAAP measure. The table above shows a calculation of Adjusted EBITDA.

For comparative purposes, unaudited pro forma non-GAAP financial information derived from the historical consolidated financial statements of International Assets Holding Corporation and FCStone is being presented in International Assets’ 10-Q for the quarter ended December 31, 2009, which is being filed with the Securities and Exchange Commission on February 17, 2010. This information assumes the merger with FCStone occurred on October 1, 2008.

Conference Call & Web Cast

A conference call will be held tomorrow, Wednesday, February 17, 2010 at 9:00 a.m. ET. A live web cast of the conference call as well as a replay will be available online on the Company’s corporate web site at http://www.intlassets.com. Participants can also access the call by dialing 1-800-500-0920 (within the United States), or 1-719-457-2615 (international callers) approximately ten minutes prior to the start time.

A replay of the call will be available approximately two hours after the call has ended and will be available through Wednesday, February 24, 2010. To access the replay, dial 1-888-203-1112 (within the United States), or 1-719-457-0820 (international callers) and enter the replay passcode 9511469.

About International Assets Holding Corporation

International Assets Holdings Corporation (INTL) provides execution and advisory services in commodities, currencies and international securities. INTL’s businesses, which include the commodities advisory and transaction execution firm FCStone Group, serve more than 10,000 commercial customers in more than 100 countries through a network of offices in eleven countries around the world.

Further information on INTL is available at www.intlassets.com.

Forward Looking Statements

This press release includes forward-looking statements including statements regarding the combined company. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to International Assets Holding Corporation, are intended to identify forward-looking statements.

These forward-looking statements are largely on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the combined company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by International Assets with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. International Assets undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

International Assets Holding Corporation

Investor inquiries:

Bill Dunaway, CFO

866-522-7188

bdunaway@intlassets.com

Brainerd Communicators, Inc.

Media inquiries:

Joseph LoBello

212-986-6667

lobello@braincomm.com